UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2012

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2012 Award Formula for the Company’s 2009 Key Officers Incentive Plan. On March 28, 2012, the Compensation Committee of the Company’s Board of Directors (the “Committee”) adopted the 2012 Award Formula (the “2012 Award Formula”) for the Company’s 2009 Key Officers Incentive Plan (the “Plan”). The Plan was filed March 26, 2009 as Appendix B to the Company’s Proxy Statement. The 2012 Award Formula is applicable to the Company’s eleven executive officers, including the named executive officers listed below. Under the 2012 Award Formula, an executive officer will be eligible to receive a cash award calculated by multiplying his annual salary at the end of the year by a percentage set by the Committee (“Target Percentage”), then applying the award formula. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2012 Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
	Cash Flow	20%
	Individual Performance Goals*	20%
Profit Center Participants	Return on Capital Employed (ROCE)	60%
	Free Cash Flow (FCF)	20%
	Individual Performance Goals*	20%

*	These awards are established outside the Plan.

Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2012 financial results. No awards are paid for ROCE achievement below 25% and cash flow below $226 million. The maximum payout percentage for ROCE and Cash Flow achievement is each capped at 150%. David S. Haffner (President and Chief Executive Officer), Karl G. Glassman (Executive Vice President and Chief Operating Officer) and Matthew C. Flanigan (Senior Vice President – Chief Financial Officer) are Corporate Participants. Below is the 2012 corporate payout schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition.

2012

Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement	Payout
Less Than 25%	0%		Less Than $ 226 M	0%
25%	50%	Threshold	$ 226 M	50%
27%	75%		$ 238.5 M	75%
29%	100%	Target	$ 251 M	100%
31%	125%		$ 263.5 M	125%
33%	150%	Maximum	$ 276 M	150%

Profit Center Participants. For Profit Center Participants, no awards are paid for achievement below 80% of the ROCE and FCF targets for the applicable profit centers under the Participant’s management. The ROCE and FCF payouts are each capped at 150%. Joseph D. Downes, Jr. (Senior Vice President, President – Industrial Materials) is a Profit Center Participant. Below is the 2012 profit center payout schedule and targets for Mr. Downes. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition.

2012

Profit Center Payout Schedule

ROCE / FCF Achievement		Payout
Less Than 80%		0%
80%	Threshold	60%
90%		80%
100%	Target	100%
110%		120%
120%		140%
125%	Maximum	150%

2012 Profit Center Targets

Segment	ROCE Target	FCF Target
Industrial Materials (Downes)	30.6%	$59.0M

Individual Performance Goals. In addition to the financial metrics described above, the award includes individual performance goals that are tailored to each executive officer’s responsibility and aligned with the Company’s strategic goals. The types of goals for our named executive officers in 2012 include:

David S. Haffner: Margin enhancement, strategic direction for profitable growth, profitability of targeted business groups, and succession planning;

Karl G. Glassman: Margin enhancement, revenue growth, increase on-site reviews of operations, and remediation of internal audit findings;

Matthew C. Flanigan: Working capital management, upgrade of financial systems, cash repatriation, succession planning, and continuous improvement projects; and

Joseph D. Downes, Jr.: Segment revenue growth, profitability of targeted businesses, and utilization and efficiency initiatives.

The achievement of the individual performance goals is measured by the following scale.

Individual Performance Goals Payout Schedule

                                 (1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	up to 150%

The foregoing is only a brief description of the 2012 Award Formula and is qualified in its entirety by such formula which is attached and incorporated by reference as Exhibit 10.2. The definitions of ROCE, Cash Flow and FCF and example calculations are included in the attached 2012 Award Formula.

Increase in Base Salaries and Target Percentage for Named Executive Officers. On March 28, 2012, the Committee increased the annual base salaries of the below named executive officers. The Committee also increased the Target Percentage of Mr. Haffner from 90% to 100%. The table below discloses the increase in salaries and the 2012 Target Percentages. Also attached and incorporated by reference as Exhibit 10.3 is the Company’s Summary Sheet for Executive Cash Compensation.

Named Executive Officers	2011 Base Salaries	2012 Base Salaries	2012 Target Percentages
David S. Haffner, President and Chief Executive Officer	$960,000	$995,000	100%
Karl G. Glassman, Executive Vice President and Chief Operating Officer	$720,000	$745,000	75%
Matthew C. Flanigan, Senior Vice President – Chief Financial Officer	$420,000	$441,000	65%
Joseph D. Downes, Jr., Senior Vice President, President – Industrial Materials	$320,000	$329,000	50%

Retired Named Executive Officer. Paul R. Hauser, a named executive officer in the Company’s Proxy Statement filed March 30, 2012, retired as Senior Vice President, President—Residential Furnishings on February 18, 2012. As such, Mr. Hauser (i) will not participate in the Plan in 2012; (ii) does not have individual performance goals for the Company in 2012; and (iii) no longer receives a salary from the Company. As previously reported, Mr. Hauser received an annual base salary at the rate of $340,000 with a Target Percentage of 50% in 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	The Company’s 2009 Key Officers Incentive Plan, effective as of January 1, 2009, filed March 26, 2009 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	2012 Award Formula under the Company’s 2009 Key Officers Incentive Plan.

10.3	Summary Sheet for Executive Cash Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 2, 2012	By:	/s/ John G. Moore

John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Company’s 2009 Key Officers Incentive Plan, effective as of January 1, 2009, filed March 26, 2009 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	2012 Award Formula under the Company’s 2009 Key Officers Incentive Plan.

10.3	Summary Sheet for Executive Cash Compensation.